Exhibit 23.1

                        CONSENT OF INDEPENDENT ACCOUNTANT

  The Board of Directors
  Lycos, Inc.:

  We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                          /s/ KPMG LLP

  Boston, Massachusetts
  August 26, 1999



                                      II-6

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